UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 5, 2012 (October 1, 2012)

RAILAMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32579	65-0328006
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7411 Fullerton Street, Suite 300, Jacksonville,Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 724-5444

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 1, 2012, RailAmerica, Inc., a Delaware corporation (the “Company”), completed its previously-announced merger (the “Merger”) with Jaguar Acquisition Sub Inc. (“Merger Sub”), a wholly-owned subsidiary of Genesee & Wyoming Inc. (“Parent”), pursuant to the terms of the Agreement and Plan of Merger, dated as of July 23, 2012 (the “Merger Agreement”), by and among Parent, Merger Sub and the Company. Upon consummation of the Merger, the Company was wholly owned by Parent. As contemplated by the Merger Agreement, Parent filed a notice of exemption with the Surface Transportation Board (the “STB”) to close the Merger into a sole voting trust which became effective on September 5, 2012. Therefore, immediately following consummation of the Merger, Parent transferred the stock of the Company to a voting trustee to hold such shares of stock in trust pending formal STB approval of Parent’s application to control the Company’s railroads.

Item 1.02.	Termination of a Material Definitive Agreement.

On October 1, 2012, in connection with the Merger, the Company (A) repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment under (i) the Credit Agreement, dated as of August 29, 2011, as amended by that certain Amendment No. 1 dated as of March 1, 2012, by and among the Company, RailAmerica Transportation Corp., a Delaware corporation (“RailAmerica Transportation”), Citibank, N.A., as administrative agent and collateral agent, the lenders from time to time party thereto and certain other parties thereto (the “Prior Revolving Credit Facility”) and (ii) the Credit Agreement dated as of March 1, 2012 among the Company, RailAmerica Transportation, certain other parties thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent (the “Prior Term Loan Credit Facility”) and (B) terminated the Prior Revolving Credit Facility and the Prior Term Loan Credit Facility. No penalties were due in connection with such repayments.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) that as of October 1, 2012 each outstanding share of common stock, par value $.01 per share, of the Company (the “Common Stock”) is cancelled and automatically converted into the right to receive $27.50 per share in cash, without interest (other than shares (i) owned by Parent or Merger Sub or any other subsidiary of Parent, (ii) held in the treasury of the Company, (iii) owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law or (iv) owned by any wholly owned subsidiary of the Company) and requested that the NYSE file with the Securities and Exchange Commission an application on Form 25 to report that the shares of Common Stock are no longer listed on the NYSE. In addition, the Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Common Stock, requesting that the Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Common Stock under the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Merger, on October 1, 2012 each share of Common Stock (other than shares (i) owned by Parent or Merger Sub or any other subsidiary of Parent, (ii) held in the treasury of the Company, (iii) owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law or (iv) owned by any wholly owned subsidiary of the Company) was converted into the right to receive $27.50 per share in cash, without interest.

Item 5.01.	Changes in Control of Registrant.

On October 1, 2012, pursuant to the terms of the Merger Agreement, the acquisition of the Company by Parent through the merger of Merger Sub with and into the Company was consummated. Upon consummation of the Merger, the Company was wholly owned by Parent, and immediately following consummation of the Merger, Parent transferred the stock of the Company to a voting trustee to hold such shares of stock in trust pending formal STB approval of Parent’s application to control the Company’s railroads. The aggregate purchase price paid for all of the equity securities of the Company was approximately $1.4 billion, which purchase price was funded by new equity financing received by Parent, new credit facilities of Parent and available cash from the Parent’s balance sheet.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Consistent with the terms of the Merger Agreement, each of John E. Giles, Vincent T. Montgomery, Ray M. Robinson, Joseph P. Adams, Jr., Paul R. Goodwin, Wesley R. Edens and Robert Schmiege resigned from the board of directors of the Company on October 1, 2012 and have been replaced. Pursuant to the terms of the Merger Agreement, each of the members of Merger Sub’s board of directors immediately prior to the Effective Time became a member of the Company’s board of directors following the Effective Time. Immediately following such time, such directors resigned from the Company’s board of directors and the following individuals were appointed to the Company’s board of directors by the voting trustee: William C. Eason and Woodruff F. Sutton. Each director is to serve in accordance with the Amended and Restated Bylaws (as defined below) of the Company, until his successor is elected and qualified or until his earlier resignation or removal. Individual appointments to the various committees of the board of directors have not been determined as of the date hereof.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, the Company’s Certificate of Incorporation was amended and restated, effective October 1, 2012, so that it reads in its entirety as the Certificate of Incorporation of Merger Sub read immediately prior to the closing of the Merger in accordance with the Merger Agreement (the “Amended and Restated Certificate of Incorporation”) with the exception of the change of the legal name set forth therein to “RailAmerica, Inc.” The Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Further, in connection with the consummation of the Merger, the Company’s Bylaws were amended and restated, effective October 1, 2012, so that they read in their entirety as the Bylaws of Merger Sub read immediately prior to the closing of the Merger in accordance with the Merger Agreement (the “Amended and Restated Bylaws”) with the exception of the change of the legal name set forth therein to “RailAmerica, Inc.” A copy of the Company’s Amended and Restated Bylaws are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of RailAmerica, Inc.

3.2	Amended and Restated Bylaws of RailAmerica, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.

By:	/s/ B. Clyde Preslar
	Name:	B. Clyde Preslar
	Title:	Senior Vice President and Chief Financial Officer

Date: October 5, 2012

INDEX OF EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of RailAmerica, Inc.

3.2	Amended and Restated Bylaws of RailAmerica, Inc.